UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2006


                             ARROW ELECTRONICS, INC.

                         ------------------------------

               (Exact Name of Company as Specified in its Charter)


        NEW YORK                       1-4482                    11-1806155
(State of Incorporation)            (Commission                (IRS Employer
                                    File Number)             Identification No.)

        50 MARCUS DRIVE, MELVILLE, NEW YORK                        11747
     (Address of Principal Executive Offices)                   (Zip Code)

         Company's telephone number, including area code: (631) 847-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR240.13e-4(c))


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Item 8.01       Other Events.

On January 9, 2006, Arrow Electronics, Inc. (the "Company") issued a press release announcing that the Company will redeem all of its remaining outstanding Zero Coupon Convertible Senior Debentures Due 2021 (the "Debentures"), pursuant to the terms and subject to the conditions set forth in the Indenture, dated as of January 15, 1997, between the Company and The Bank of New York, a New York banking corporation, as successor to Bank of Montreal Trust Company, as trustee (the "Trustee"), as supplemented by the Supplemental Indenture, dated as of February 21, 2001, between the Company and the Trustee and the Supplemental Indenture, dated as of March, 11, 2005, between the Company and the Trustee (collectively, the "Indenture"), on February 21, 2006, at a redemption price of $552.08 in cash per $1,000 principal amount at maturity outstanding. A notice of redemption is being mailed to all registered holders of the Debentures.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01       Financial Statements and Exhibits.

       (c)      Exhibits
                --------
                99.1 press release issued by Arrow Electronics, Inc. dated January 9, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2006

                               ARROW ELECTRONICS, INC.

                               By: /s/ Peter S. Brown
                                   ---------------------------------------------
                                   Name: Peter S. Brown
                                   Title: Senior Vice President, General Counsel and Secretary

                                  EXHIBIT INDEX

        Exhibit
        Number          Description
        -------         --------------------------------------------------------

        99.1 Press release issued by Arrow Electronics, Inc. dated January 9, 2006.